Exhibit 10.4

THIS SECURITY INSTRUMENT PREPARED BY, AND AFTER RECORDING RETURN TO: (Print Name of Attorney) Ashanté L. Smith, Esquire Troutman Sanders LLP P.O. Box 1122 Richmond, VA 23218	(Reserved)

CONSOLIDATED, AMENDED AND RESTATED

MULTIFAMILY MORTGAGE,

ASSIGNMENT OF LEASES AND RENTS,

SECURITY AGREEMENT

AND FIXTURE FILING

(FLORIDA)

THIS IS A RENEWAL AND CONSOLIDATION MORTGAGE SECURING (1) THE RENEWAL OF $44,674,466.10 OF THE PRINCIPAL INDEBTEDNESS OUTSTANDING UNDER THAT CERTAIN AMENDED, RESTATED AND RENEWAL PROMISSORY NOTE DATED AS OF MARCH 21, 2014 IN THE PRINCIPAL AMOUNT OF $48,000,000.00 (THE “GECC NOTE”) EXECUTED BY BORROWER (DEFINED HEREIN), AS ASSIGNED TO LENDER (DEFINED HEREIN), AND (2) ADDITIONAL INDEBTEDNESS OF BORROWER TO LENDER IN THE PRINCIPAL AMOUNT OF $12,515,533.90. DOCUMENTARY STAMP TAX AND INTANGIBLE TAX ON THE ORIGINAL OBLIGATION HAVE BEEN FULLY PAID IN CONNECTION WITH THE RECORDING OF THE “BOA MORTGAGE” AND THE “GECC MORTGAGE” (AS SUCH TERMS ARE DEFINED HEREIN). PURSUANT TO §201.09(1), FLORIDA STATUTES, FLORIDA DOCUMENTARY STAMP TAXES IN THE AMOUNT OF $43,804.60 ARE BEING PAID UPON THE RECORDING HEREOF IN CONNECTION WITH THE EXECUTION OF THE NOTE (AS DEFINED HEREIN) BY BORROWER. PURSUANT TO §199.145(4)(b), FLORIDA STATUTES, ADDITIONAL NONRECURRING INTANGIBLE TAXES IN THE AMOUNT OF $25,031.07 ARE BEING PAID UPON THE RECORDING HEREOF BASED UPON THE DIFFERENCE BETWEEN THE PRINCIPAL AMOUNT OF THE NOTE AND THE OUTSTANDING PRINCIPAL AMOUNT OF THE GECC NOTE.

Fannie Mae Consolidated, Amended and Restated Multifamily Security Instrument	Form 6025.FL.AR
Florida	01-16	© 2016 Fannie Mae

Lansbrook Village

CONSOLIDATED, AMENDED AND RESTATED

MULTIFAMILY MORTGAGE,

ASSIGNMENT OF LEASES AND RENTS,

SECURITY AGREEMENT

AND FIXTURE FILING

This CONSOLIDATED, AMENDED AND RESTATED MULTIFAMILY MORTGAGE, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING (as amended, restated, replaced, supplemented, or otherwise modified from time to time, the “Security Instrument”) dated as of the 8th day of July, 2016, is executed by BR CARROLL LANSBROOK, LLC, a limited liability company organized and existing under the laws of Delaware, as mortgagor (“Borrower”), to and for the benefit of WALKER & DUNLOP, LLC, a limited liability company organized and existing under the laws of Delaware, as mortgagee (“Lender”).

RECITALS:

A.           A loan was made by Bank of America, N.A. ("Original Lender") to Waterton Lansbrook Venture, L.L.C., a Delaware limited liability company ("Original Borrower"), in the principal amount of $34,000,000.00 (the "Original Loan"), evidenced by a Promissory Note in the principal amount of the Original Loan dated September 28, 2012 (the "BOA Note"). Repayment of the Original Loan was secured by that certain Mortgage, Assignment of Rents, Security Agreement and Fixture Filing executed by Original Borrower in favor of Original Lender dated as of September 28, 2012, and recorded in Official Records Book 17747, Page 111, of the Public Records of Pinellas County, Florida (the "Public Records"), as amended by that certain Amendment to Mortgage, Assignment of Rents, Security Agreement and Fixture Filing, Notice of Future Advance and Spreader Agreement, recorded in Official Records Book 18055, Page 262 of the Public Records, and by that certain Second Amendment to Mortgage, Assignment of Rents, Security Agreement and Fixture Filing, Notice of Future Advance and Spreader Agreement, recorded in official Records Book 18275, Page 1005 of the Public Records (collectively, the "BOA Mortgage"). State of Florida Documentary Stamp Tax and Intangible Tax due and payable on the BOA Note and the BOA Mortgage were paid on the recording of the BOA Mortgage.  The Original Lender assigned the BOA Note and the BOA Mortgage to General Electric Credit Corporation (“GECC”), pursuant to an Allonge executed by Original Lender in favor of GECC dated March 21, 2014, and an Assignment of Mortgage executed by Original Lender in favor of GECC dated March 21, 2014, and recorded in Official Records Book 18349, Page 942 of the Public Records. Borrower purchased the "Property" (defined in the BOA Mortgage) from Original Borrower, in connection with which Borrower assumed the outstanding principal balance under the BOA Note in the amount of $25,885,543.85 (the "Assumed Amount"), pursuant to an Assumption Agreement dated March 21, 2014, and recorded in Official Records Book 18349, Page 945 of the Public Records (the “Assumption Agreement”). The State of Florida Documentary Stamp Tax due and payable in connection with the assumption by Borrower of the Assumed Amount was paid on the recording of the Assumption Agreement.

Fannie Mae Consolidated, Amended and Restated Multifamily Security Instrument	Form 6025.FL.AR	Page 1
Florida	01-16	© 2016 Fannie Mae

B.           Borrower also executed an Amended, Restated and Renewal Promissory Note in favor of GECC in the principal amount of $48,000,000.00 dated March 21, 2014 (the "GECC Note") evidencing indebtedness in the principal amount of the Assumed Amount and an additional advance in the principal amount of $22,114,456.15 (the "Additional Advance"). Repayment of the GECC Note was secured by an Amended and Restated Mortgage, Assignment of Rents and Leases, Security Agreement and Fixture Filing dated as of March 21, 2014, from Borrower to GECC and recorded in Official Records Book 18349, Page 949, as amended by that certain Modification to Mortgage and Spreader Agreement, dated September 23, 2014 and recorded  at Book 18551, Page 2281 (the "Amended GECC Mortgage"), as further amended by that certain Second Modification to Mortgage and Spreader Agreement, dated March 27, 2015 and recorded at Book 18742, Page 2193,  as further amended by that certain Third Modification to Mortgage and Spreader Agreement, dated June 2, 2015 and recorded at Book 18814, Page 722, all of the Public Records (collectively, the "GECC Mortgage"). State of Florida Documentary Stamp Tax and Intangible Tax due and payable on the GECC Note and the Amended GECC Mortgage were paid on the recording of the Amended GECC Mortgage. The GECC Note was assigned pursuant to an Allonge by GECC to Wells Fargo Bank, National Association ("WF"), dated June 11, 2015. The GECC Mortgage, as assigned to WF by GECC, and as further amended pursuant to that certain Assignment of Amended and Restated Mortgage, Assignment of Rents and Leases, Security Agreement and Fixture Filing, dated June 11, 2015 and recorded at Book 18903, Page 530, as further amended by that certain Fourth Modification to Mortgage and Spreader Agreement, dated April 14, 2016 and recorded at Book 19163, Page 2411, both of the Public Records, as so amended, restated, replaced, supplemented, assigned or as otherwise modified from time to time, is hereinafter referred to as the “Original Mortgage”.  All of the proceeds of the GECC Note were advanced to Borrower.  As of the date hereof, the outstanding principal balance of the GECC Note, as assigned to WF, is $44,674,466.10.

C.           Pursuant to a certain Allonge executed by WF in favor of Lender dated July 8, 2016, Lender has purchased the GECC Note from WF, and pursuant to that certain Assignment of Amended and Restated Mortgage, Assignment of Rents and Leases, Security Agreement and Fixture Filing executed by WF in favor of Lender dated July 8, 2016 and intended to be recorded in the Public Records of Pinellas County, Florida, WF has assigned the Original Mortgage to Lender.

D.           Borrower has executed a Consolidated, Amended and Restated Multifamily Note in favor of Lender in the principal amount of Fifty-Seven Million One Hundred Ninety Thousand Dollars and 00/100 ($57,190,000.00) dated of even date herewith (the “Note”). The Note renews the principal indebtedness outstanding under the GECC Note in the amount of $44,674,466.10, evidences additional indebtedness of Borrower in the principal amount of $12,515,533.90, and consolidates, amends and restates such aggregate indebtedness in its entirety.

E.           Borrower and Lender now desire to amend and modify the terms of the Original Mortgage and have agreed, for purposes of convenience, to consolidate, amend and restate the Original Mortgage, in its entirety.

Fannie Mae Consolidated, Amended and Restated Multifamily Security Instrument	Form 6025.FL.AR	Page 2
Florida	01-16	© 2016 Fannie Mae

NOW, THEREFORE, Borrower and Lender, by its acceptance hereof, in consideration of the mutual promises and agreements contained in this Agreement, each hereby covenant and agree as follows:

AGREEMENTS:

Borrower, in consideration of the loan in the original principal amount of $57,190,000.00 (the “Loan”) evidenced by that certain Consolidated, Amended and Restated Multifamily Note, dated as of the date of this Security Instrument, by Borrower and payable to Lender (as amended, restated, replaced, supplemented, or otherwise modified from time to time, the “Note”), and that certain Multifamily Loan and Security Agreement, dated as of the date of this Security Instrument, executed by and between Borrower and Lender (as amended, restated, replaced, supplemented or otherwise modified from time to time, the “Loan Agreement”), and to secure to Lender the repayment of the Indebtedness (as defined in this Security Instrument), and all renewals, extensions and modifications thereof, and the performance of the covenants and agreements of Borrower contained in the Loan Documents (as defined in the Loan Agreement), excluding the Environmental Indemnity Agreement (as defined in this Security Instrument), irrevocably and unconditionally mortgages, grants, assigns, remises, releases, warrants and conveys to and for the benefit of Lender the Mortgaged Property (as defined in this Security Instrument), including the real property located in Pinellas County, State of Florida, and described in Exhibit A attached to this Security Instrument and incorporated by reference (the “Land”), to have and to hold such Mortgaged Property unto Lender and Lender’s successors and assigns, forever; Borrower hereby releasing, relinquishing and waiving, to the fullest extent allowed by law, all rights and benefits, if any, under and by virtue of the homestead exemption laws of the Property Jurisdiction (as defined in this Security Instrument), if applicable. The maturity date of the Note is August 1, 2026.

Borrower represents and warrants that Borrower is lawfully seized of the Mortgaged Property and has the right, power and authority to mortgage, grant, convey and assign the Mortgaged Property, and that the Mortgaged Property is not encumbered by any Lien (as defined below) other than Permitted Encumbrances (as defined below). Borrower covenants that Borrower will warrant and defend the title to the Mortgaged Property against all claims and demands, other than Permitted Encumbrances.

1.           Defined Terms.

Capitalized terms used and not specifically defined herein have the meanings given to such terms in the Loan Agreement. All terms used and not specifically defined herein, but which are otherwise defined by the UCC, shall have the meanings assigned to them by the UCC. The following terms, when used in this Security Instrument (including when used in the above recitals), shall have the following meanings:

“Condemnation Action” means any action or proceeding, however characterized or named, relating to any condemnation or other taking, or conveyance in lieu thereof, of all or any part of the Mortgaged Property, whether direct or indirect.

“Enforcement Costs” means all expenses and costs, including reasonable attorneys’ fees and expenses, fees and out-of-pocket expenses of expert witnesses and costs of investigation, incurred by Lender as a result of any Event of Default under the Loan Agreement or in connection with efforts to collect any amount due under the Loan Documents, or to enforce the provisions of the Loan Agreement or any of the other Loan Documents, including those incurred in post-judgment collection efforts and in any bankruptcy or insolvency proceeding (including any action for relief from the automatic stay of any bankruptcy proceeding or Foreclosure Event) or judicial or non-judicial foreclosure proceeding, to the extent permitted by law.

Fannie Mae Consolidated, Amended and Restated Multifamily Security Instrument	Form 6025.FL.AR	Page 3
Florida	01-16	© 2016 Fannie Mae

“Environmental Indemnity Agreement” means that certain Environmental Indemnity Agreement dated as of the date of this Security Instrument, executed by Borrower to and for the benefit of Lender, as the same may be amended, restated, replaced, supplemented, or otherwise modified from time to time.

“Environmental Laws” has the meaning set forth in the Environmental Indemnity Agreement.

“Event of Default” has the meaning set forth in the Loan Agreement.

“Fixtures” means all Goods that are so attached or affixed to the Land or the Improvements as to constitute a fixture under the laws of the Property Jurisdiction.

“Goods” means all of Borrower’s present and hereafter acquired right, title and interest in all goods which are used now or in the future in connection with the ownership, management, or operation of the Land or the Improvements or are located on the Land or in the Improvements, including inventory; furniture; furnishings; machinery, equipment, engines, boilers, incinerators, and installed building materials; systems and equipment for the purpose of supplying or distributing heating, cooling, electricity, gas, water, air, or light; antennas, cable, wiring, and conduits used in connection with radio, television, security, fire prevention, or fire detection, or otherwise used to carry electronic signals; telephone systems and equipment; elevators and related machinery and equipment; fire detection, prevention and extinguishing systems and apparatus; security and access control systems and apparatus; plumbing systems; water heaters, ranges, stoves, microwave ovens, refrigerators, dishwashers, garbage disposers, washers, dryers, and other appliances; light fixtures, awnings, storm windows, and storm doors; pictures, screens, blinds, shades, curtains, and curtain rods; mirrors, cabinets, paneling, rugs, and floor and wall coverings; fences, trees, and plants; swimming pools; exercise equipment; supplies; tools; books and records (whether in written or electronic form); websites, URLs, blogs, and social network pages; computer equipment (hardware and software); and other tangible personal property which is used now or in the future in connection with the ownership, management, or operation of the Land or the Improvements or are located on the Land or in the Improvements.

“Imposition Deposits” means deposits in an amount sufficient to accumulate with Lender the entire sum required to pay the Impositions when due.

“Impositions” means

(a)          any water and sewer charges which, if not paid, may result in a lien on all or any part of the Mortgaged Property;

(b)          the premiums for fire and other casualty insurance, liability insurance, rent loss insurance and such other insurance as Lender may require under the Loan Agreement;

(c)          Taxes; and

(d)          amounts for other charges and expenses assessed against the Mortgaged Property which Lender at any time reasonably deems necessary to protect the Mortgaged Property, to prevent the imposition of liens on the Mortgaged Property, or otherwise to protect Lender’s interests, all as reasonably determined from time to time by Lender.

Fannie Mae Consolidated, Amended and Restated Multifamily Security Instrument	Form 6025.FL.AR	Page 4
Florida	01-16	© 2016 Fannie Mae

“Improvements” means the buildings, structures, improvements, and alterations now constructed or at any time in the future constructed or placed upon the Land, including any future replacements, facilities, and additions and other construction on the Land.

“Indebtedness” means the principal of, interest on, and all other amounts due at any time under the Note, the Loan Agreement, this Security Instrument or any other Loan Document (other than the Environmental Indemnity Agreement and Guaranty), including Prepayment Premiums, late charges, interest charged at the Default Rate, and accrued interest as provided in the Loan Agreement and this Security Instrument, advances, costs and expenses to perform the obligations of Borrower or to protect the Mortgaged Property or the security of this Security Instrument, all other monetary obligations of Borrower under the Loan Documents (other than the Environmental Indemnity Agreement), including amounts due as a result of any indemnification obligations, and any Enforcement Costs.

“Land” means the real property described in Exhibit A.

“Leases” means all present and future leases, subleases, licenses, concessions or grants or other possessory interests now or hereafter in force, whether oral or written, covering or affecting the Mortgaged Property, or any portion of the Mortgaged Property (including proprietary leases or occupancy agreements if Borrower is a cooperative housing corporation), and all modifications, extensions or renewals thereof.

“Lien” means any claim or charge against property for payment of a debt or an amount owed for services rendered, including any mortgage, deed of trust, deed to secure debt, security interest, tax lien, any materialman’s or mechanic’s lien, or any lien of a Governmental Authority, including any lien in connection with the payment of utilities, or any other encumbrance.

“Mortgaged Property” means all of Borrower’s present and hereafter acquired right, title and interest, if any, in and to all of the following:

(a)          the Land;

(b)          the Improvements;

(c)          the Personalty;

(d)          current and future rights, including air rights, development rights, zoning rights and other similar rights or interests, easements, tenements, rights-of-way, strips and gores of land, streets, alleys, roads, sewer rights, waters, watercourses, and appurtenances related to or benefitting the Land or the Improvements, or both, and all rights-of-way, streets, alleys and roads which may have been or may in the future be vacated;

(e)          insurance policies relating to the Mortgaged Property (and any unearned premiums) and all proceeds paid or to be paid by any insurer of the Land, the Improvements, the Personalty, or any other part of the Mortgaged Property, whether or not Borrower obtained the insurance pursuant to Lender’s requirements;

Fannie Mae Consolidated, Amended and Restated Multifamily Security Instrument	Form 6025.FL.AR	Page 5
Florida	01-16	© 2016 Fannie Mae

(f)          awards, payments and other compensation made or to be made by any municipal, state or federal authority with respect to the Land, the Improvements, the Personalty, or any other part of the Mortgaged Property, including any awards or settlements resulting from (1) Condemnation Actions, (2) any damage to the Mortgaged Property caused by governmental action that does not result in a Condemnation Action, or (3) the total or partial taking of the Land, the Improvements, the Personalty, or any other part of the Mortgaged Property under the power of eminent domain or otherwise and including any conveyance in lieu thereof;

(g)          contracts, options and other agreements for the sale of the Land, the Improvements, the Personalty, or any other part of the Mortgaged Property entered into by Borrower now or in the future, including cash or securities deposited to secure performance by parties of their obligations;

(h)          Leases and Lease guaranties, letters of credit and any other supporting obligation for any of the Leases given in connection with any of the Leases, and all Rents;

(i)           earnings, royalties, accounts receivable, issues and profits from the Land, the Improvements or any other part of the Mortgaged Property, and all undisbursed proceeds of the Mortgage Loan and, if Borrower is a cooperative housing corporation, maintenance charges or assessments payable by shareholders or residents;

(j)           Imposition Deposits;

(k)          refunds or rebates of Impositions by any municipal, state or federal authority or insurance company (other than refunds applicable to periods before the real property tax year in which this Security Instrument is dated);

(l)           tenant security deposits;

(m)         names under or by which any of the above Mortgaged Property may be operated or known, and all trademarks, trade names, and goodwill relating to any of the Mortgaged Property;

(n)          Collateral Accounts and all Collateral Account Funds;

(o)          products, and all cash and non-cash proceeds from the conversion, voluntary or involuntary, of any of the above into cash or liquidated claims, and the right to collect such proceeds; and

(p)          all of Borrower’s right, title and interest in the oil, gas, minerals, mineral interests, royalties, overriding royalties, production payments, net profit interests and other interests and estates in, under and on the Mortgaged Property and other oil, gas and mineral interests with which any of the foregoing interests or estates are pooled or unitized.

“Permitted Encumbrance” means only the easements, restrictions and other matters listed in a schedule of exceptions to coverage in the Title Policy and Taxes for the current tax year that are not yet due and payable.

Fannie Mae Consolidated, Amended and Restated Multifamily Security Instrument	Form 6025.FL.AR	Page 6
Florida	01-16	© 2016 Fannie Mae

“Personalty” means all of Borrower’s present and hereafter acquired right, title and interest in all Goods, accounts, choses of action, chattel paper, documents, general intangibles (including Software), payment intangibles, instruments, investment property, letter of credit rights, supporting obligations, computer information, source codes, object codes, records and data, all telephone numbers or listings, claims (including claims for indemnity or breach of warranty), deposit accounts and other property or assets of any kind or nature related to the Land or the Improvements now or in the future, including operating agreements, surveys, plans and specifications and contracts for architectural, engineering and construction services relating to the Land or the Improvements, and all other intangible property and rights relating to the operation of, or used in connection with, the Land or the Improvements, including all governmental permits relating to any activities on the Land.

“Prepayment Premium” has the meaning set forth in the Loan Agreement.

“Property Jurisdiction” means the jurisdiction in which the Land is located.

“Rents” means all rents (whether from residential or non-residential space), revenues and other income from the Land or the Improvements, including subsidy payments received from any sources, including payments under any “Housing Assistance Payments Contract” or other rental subsidy agreement (if any), parking fees, laundry and vending machine income and fees and charges for food, health care and other services provided at the Mortgaged Property, whether now due, past due, or to become due, and tenant security deposits.

“Software” means a computer program and any supporting information provided in connection with a transaction relating to the program. The term does not include any computer program that is included in the definition of Goods.

“Taxes” means all taxes, assessments, vault rentals and other charges, if any, general, special or otherwise, including assessments for schools, public betterments and general or local improvements, which are levied, assessed or imposed by any public authority or quasi-public authority, and which, if not paid, may become a lien, on the Land or the Improvements or any taxes upon any Loan Document.

“Title Policy” has the meaning set forth in the Loan Agreement.

“UCC” means the Uniform Commercial Code in effect in the Property Jurisdiction, as amended from time to time.

“UCC Collateral” means any or all of that portion of the Mortgaged Property in which a security interest may be granted under the UCC and in which Borrower has any present or hereafter acquired right, title or interest.

2.           Security Agreement; Fixture Filing.

(a)          To secure to Lender, the repayment of the Indebtedness, and all renewals, extensions and modifications thereof, and the performance of the covenants and agreements of Borrower contained in the Loan Documents, Borrower hereby pledges, assigns, and grants to Lender a continuing security interest in the UCC Collateral. This Security Instrument constitutes a security agreement and a financing statement under the UCC. This Security Instrument also constitutes a financing statement pursuant to the terms of the UCC with respect to any part of the Mortgaged Property that is or may become a Fixture under applicable law, and will be recorded as a “fixture filing” in accordance with the UCC. Borrower hereby authorizes Lender to file financing statements, continuation statements and financing statement amendments in such form as Lender may require to perfect or continue the perfection of this security interest without the signature of Borrower. If an Event of Default has occurred and is continuing, Lender shall have the remedies of a secured party under the UCC or otherwise provided at law or in equity, in addition to all remedies provided by this Security Instrument and in any Loan Document. Lender may exercise any or all of its remedies against the UCC Collateral separately or together, and in any order, without in any way affecting the availability or validity of Lender’s other remedies. For purposes of the UCC, the debtor is Borrower and the secured party is Lender. The name and address of the debtor and secured party are set forth after Borrower’s signature below which are the addresses from which information on the security interest may be obtained.

Fannie Mae Consolidated, Amended and Restated Multifamily Security Instrument	Form 6025.FL.AR	Page 7
Florida	01-16	© 2016 Fannie Mae

(b)          Borrower represents and warrants that: (1) Borrower maintains its chief executive office at the location set forth after Borrower’s signature below, and Borrower will notify Lender in writing of any change in its chief executive office within five (5) days of such change; (2) Borrower is the record owner of the Mortgaged Property; (3) Borrower’s state of incorporation, organization, or formation, if applicable, is as set forth on Page 1 of this Security Instrument; (4) Borrower’s exact legal name is as set forth on Page 1 of this Security Instrument; (5) Borrower’s organizational identification number, if applicable, is as set forth after Borrower’s signature below; (6) Borrower is the owner of the UCC Collateral subject to no liens, charges or encumbrances other than the lien hereof; (7) except as expressly provided in the Loan Agreement, the UCC Collateral will not be removed from the Mortgaged Property without the consent of Lender; and (8) no financing statement covering any of the UCC Collateral or any proceeds thereof is on file in any public office except pursuant hereto.

(c)          All property of every kind acquired by Borrower after the date of this Security Instrument which by the terms of this Security Instrument shall be subject to the lien and the security interest created hereby, shall immediately upon the acquisition thereof by Borrower and without further conveyance or assignment become subject to the lien and security interest created by this Security Instrument. Nevertheless, Borrower shall execute, acknowledge, deliver and record or file, as appropriate, all and every such further deeds of trust, mortgages, deeds to secure debt, security agreements, financing statements, assignments and assurances as Lender shall require for accomplishing the purposes of this Security Instrument and to comply with the rerecording requirements of the UCC.

3.           Assignment of Leases and Rents; Appointment of Receiver; Lender in Possession.

(a)          As part of the consideration for the Indebtedness, Borrower absolutely and unconditionally assigns and transfers to Lender all Leases and Rents. It is the intention of Borrower to establish present, absolute and irrevocable transfers and assignments to Lender of all Leases and Rents and to authorize and empower Lender to collect and receive all Rents without the necessity of further action on the part of Borrower. Borrower and Lender intend the assignments of Leases and Rents to be effective immediately and to constitute absolute present assignments, and not assignments for additional security only. Only for purposes of giving effect to these absolute assignments of Leases and Rents, and for no other purpose, the Leases and Rents shall not be deemed to be a part of the Mortgaged Property. However, if these present, absolute and unconditional assignments of Leases and Rents are not enforceable by their terms under the laws of the Property Jurisdiction, then each of the Leases and Rents shall be included as part of the Mortgaged Property, and it is the intention of Borrower, in such circumstance, that this Security Instrument create and perfect a lien on each of the Leases and Rents in favor of Lender, which liens shall be effective as of the date of this Security Instrument.

Fannie Mae Consolidated, Amended and Restated Multifamily Security Instrument	Form 6025.FL.AR	Page 8
Florida	01-16	© 2016 Fannie Mae

(b)          Until an Event of Default has occurred and is continuing, but subject to the limitations set forth in the Loan Documents, Borrower shall have a revocable license to exercise all rights, power and authority granted to Borrower under the Leases (including the right, power and authority to modify the terms of any Lease, extend or terminate any Lease, or enter into new Leases, subject to the limitations set forth in the Loan Documents), and to collect and receive all Rents, to hold all Rents in trust for the benefit of Lender, and to apply all Rents to pay the Monthly Debt Service Payments and the other amounts then due and payable under the other Loan Documents, including Imposition Deposits, and to pay the current costs and expenses of managing, operating and maintaining the Mortgaged Property, including utilities and Impositions (to the extent not included in Imposition Deposits), tenant improvements and other capital expenditures. So long as no Event of Default has occurred and is continuing (and no event which, with the giving of notice or the passage of time, or both, would constitute an Event of Default has occurred and is continuing), the Rents remaining after application pursuant to the preceding sentence may be retained and distributed by Borrower free and clear of, and released from, Lender’s rights with respect to Rents under this Security Instrument.

(c)          If an Event of Default has occurred and is continuing, without the necessity of Lender entering upon and taking and maintaining control of the Mortgaged Property directly, by a receiver, or by any other manner or proceeding permitted by the laws of the Property Jurisdiction, the revocable license granted to Borrower pursuant to Section 3(b) shall automatically terminate, and Lender shall immediately have all rights, powers and authority granted to Borrower under any Lease (including the right, power and authority to modify the terms of any such Lease, or extend or terminate any such Lease) and, without notice, Lender shall be entitled to all Rents as they become due and payable, including Rents then due and unpaid. During the continuance of an Event of Default, Borrower authorizes Lender to collect, sue for and compromise Rents and directs each tenant of the Mortgaged Property to pay all Rents to, or as directed by, Lender, and Borrower shall, upon Borrower’s receipt of any Rents from any sources, pay the total amount of such receipts to Lender. Although the foregoing rights of Lender are self-effecting, at any time during the continuance of an Event of Default, Lender may make demand for all Rents, and Lender may give, and Borrower hereby irrevocably authorizes Lender to give, notice to all tenants of the Mortgaged Property instructing them to pay all Rents to Lender. No tenant shall be obligated to inquire further as to the occurrence or continuance of an Event of Default, and no tenant shall be obligated to pay to Borrower any amounts that are actually paid to Lender in response to such a notice. Any such notice by Lender shall be delivered to each tenant personally, by mail or by delivering such demand to each rental unit.

(d)          If an Event of Default has occurred and is continuing, Lender may, regardless of the adequacy of Lender’s security or the solvency of Borrower, and even in the absence of waste, enter upon, take and maintain full control of the Mortgaged Property, and may exclude Borrower and its agents and employees therefrom, in order to perform all acts that Lender, in its discretion, determines to be necessary or desirable for the operation and maintenance of the Mortgaged Property, including the execution, cancellation or modification of Leases, the collection of all Rents (including through use of a lockbox, at Lender’s election), the making of repairs to the Mortgaged Property and the execution or termination of contracts providing for the management, operation or maintenance of the Mortgaged Property, for the purposes of enforcing this assignment of Rents, protecting the Mortgaged Property or the security of this Security Instrument and the Mortgage Loan, or for such other purposes as Lender in its discretion may deem necessary or desirable.

Fannie Mae Consolidated, Amended and Restated Multifamily Security Instrument	Form 6025.FL.AR	Page 9
Florida	01-16	© 2016 Fannie Mae

(e)          Notwithstanding any other right provided Lender under this Security Instrument or any other Loan Document, if an Event of Default has occurred and is continuing, and regardless of the adequacy of Lender’s security or Borrower’s solvency, and without the necessity of giving prior notice (oral or written) to Borrower, Lender may apply to any court having jurisdiction for the appointment of a receiver for the Mortgaged Property to take any or all of the actions set forth in Section 3. If Lender elects to seek the appointment of a receiver for the Mortgaged Property at any time after an Event of Default has occurred and is continuing, Borrower, by its execution of this Security Instrument, expressly consents to the appointment of such receiver, including the appointment of a receiver ex parte, if permitted by applicable law. Borrower consents to shortened time consideration of a motion to appoint a receiver. Lender or the receiver, as applicable, shall be entitled to receive a reasonable fee for managing the Mortgaged Property and such fee shall become an additional part of the Indebtedness. Immediately upon appointment of a receiver or Lender’s entry upon and taking possession and control of the Mortgaged Property, possession of the Mortgaged Property and all documents, records (including records on electronic or magnetic media), accounts, surveys, plans, and specifications relating to the Mortgaged Property, and all security deposits and prepaid Rents, shall be surrendered to Lender or the receiver, as applicable. If Lender or receiver takes possession and control of the Mortgaged Property, Lender or receiver may exclude Borrower and its representatives from the Mortgaged Property.

(f)          The acceptance by Lender of the assignments of the Leases and Rents pursuant to this Section 3 shall not at any time or in any event obligate Lender to take any action under any Loan Document or to expend any money or to incur any expense. Lender shall not be liable in any way for any injury or damage to person or property sustained by any Person in, on or about the Mortgaged Property. Prior to Lender’s actual entry upon and taking possession and control of the Land and Improvements, Lender shall not be:

(1)         obligated to perform any of the terms, covenants and conditions contained in any Lease (or otherwise have any obligation with respect to any Lease);

(2)         obligated to appear in or defend any action or proceeding relating to any Lease or the Mortgaged Property; or

(3)         responsible for the operation, control, care, management or repair of the Mortgaged Property or any portion of the Mortgaged Property.

The execution of this Security Instrument shall constitute conclusive evidence that all responsibility for the operation, control, care, management and repair of the Mortgaged Property is and shall be that of Borrower, prior to such actual entry and taking possession and control by Lender of the Land and Improvements.

(g)          Lender shall be liable to account only to Borrower and only for Rents actually received by Lender. Lender shall not be liable to Borrower, anyone claiming under or through Borrower or anyone having an interest in the Mortgaged Property by reason of any act or omission of Lender under this Section 3, and Borrower hereby releases and discharges Lender from any such liability to the fullest extent permitted by law, provided that Lender shall not be released from liability that occurs as a result of Lender’s gross negligence or willful misconduct as determined by a court of competent jurisdiction pursuant to a final, non-appealable court order. If the Rents are not sufficient to meet the costs of taking control of and managing the Mortgaged Property and collecting the Rents, any funds expended by Lender for such purposes shall be added to, and become a part of, the principal balance of the Indebtedness, be immediately due and payable, and bear interest at the Default Rate from the date of disbursement until fully paid. Any entering upon and taking control of the Mortgaged Property by Lender or the receiver, and any application of Rents as provided in this Security Instrument, shall not cure or waive any Event of Default or invalidate any other right or remedy of Lender under applicable law or provided for in this Security Instrument or any Loan Document.

Fannie Mae Consolidated, Amended and Restated Multifamily Security Instrument	Form 6025.FL.AR	Page 10
Florida	01-16	© 2016 Fannie Mae

4.           Protection of Lender’s Security.

If Borrower fails to perform any of its obligations under this Security Instrument or any other Loan Document, or any action or proceeding is commenced that purports to affect the Mortgaged Property, Lender’s security, rights or interests under this Security Instrument or any Loan Document (including eminent domain, insolvency, code enforcement, civil or criminal forfeiture, enforcement of Environmental Laws, fraudulent conveyance or reorganizations or proceedings involving a debtor or decedent), Lender may, at its option, make such appearances, disburse or pay such sums and take such actions, whether before or after an Event of Default or whether directly or to any receiver for the Mortgaged Property, as Lender reasonably deems necessary to perform such obligations of Borrower and to protect the Mortgaged Property or Lender’s security, rights or interests in the Mortgaged Property or the Mortgage Loan, including:

(a)          paying fees and out-of-pocket expenses of attorneys, accountants, inspectors and consultants;

(b)          entering upon the Mortgaged Property to make repairs or secure the Mortgaged Property;

(c)          obtaining (or force-placing) the insurance required by the Loan Documents; and

(d)          paying any amounts required under any of the Loan Documents that Borrower has failed to pay.

Any amounts so disbursed or paid by Lender shall be added to, and become part of, the principal balance of the Indebtedness, be immediately due and payable and bear interest at the Default Rate from the date of disbursement until fully paid. The provisions of this Section 4 shall not be deemed to obligate or require Lender to incur any expense or take any action.

5.           Default; Acceleration; Remedies.

(a)          If an Event of Default has occurred and is continuing, Lender, at its option, may declare the Indebtedness to be immediately due and payable without further demand, and may either with or without entry or taking possession as herein provided or otherwise, proceed by suit or suits at law or in equity or any other appropriate proceeding or remedy (1) to enforce payment of the Mortgage Loan; (2) to foreclose this Security Instrument judicially or non-judicially; (3) to enforce or exercise any right under any Loan Document; and (4) to pursue any one (1) or more other remedies provided in this Security Instrument or in any other Loan Document or otherwise afforded by applicable law. Each right and remedy provided in this Security Instrument or any other Loan Document is distinct from all other rights or remedies under this Security Instrument or any other Loan Document or otherwise afforded by applicable law, and each shall be cumulative and may be exercised concurrently, independently, or successively, in any order. Borrower has the right to bring an action to assert the nonexistence of an Event of Default or any other defense of Borrower to acceleration and sale.

Fannie Mae Consolidated, Amended and Restated Multifamily Security Instrument	Form 6025.FL.AR	Page 11
Florida	01-16	© 2016 Fannie Mae

(b)          In connection with any sale made under or by virtue of this Security Instrument, the whole of the Mortgaged Property may be sold in one (1) parcel as an entirety or in separate lots or parcels at the same or different times, all as Lender may determine in its sole discretion. Lender shall have the right to become the purchaser at any such sale. In the event of any such sale, the outstanding principal amount of the Mortgage Loan and the other Indebtedness, if not previously due, shall be and become immediately due and payable without demand or notice of any kind. If the Mortgaged Property is sold for an amount less than the amount outstanding under the Indebtedness, the deficiency shall be determined by the purchase price at the sale or sales. Borrower waives any and all rights to file or pursue permissive counterclaims in connection with any legal action brought by Lender under this Security Instrument, the Note, or any other Loan Document. To the extent not prohibited by applicable law, Borrower waives all rights, claims, and defenses with respect to Lender’s ability to obtain a deficiency judgment.

(c)          Borrower acknowledges and agrees that the proceeds of any sale shall be applied as determined by Lender unless otherwise required by applicable law.

(d)          In connection with the exercise of Lender’s rights and remedies under this Security Instrument and any other Loan Document, there shall be allowed and included as Indebtedness: (1) all expenditures and expenses authorized by applicable law and all other expenditures and expenses which may be paid or incurred by or on behalf of Lender for reasonable legal fees, appraisal fees, outlays for documentary and expert evidence, stenographic charges and publication costs; (2) all expenses of any environmental site assessments, environmental audits, environmental remediation costs, appraisals, surveys, engineering studies, wetlands delineations, flood plain studies, and any other similar testing or investigation deemed necessary or advisable by Lender incurred in preparation for, contemplation of or in connection with the exercise of Lender’s rights and remedies under the Loan Documents; and (3) costs (which may be reasonably estimated as to items to be expended in connection with the exercise of Lender’s rights and remedies under the Loan Documents), fees, charges, and taxes (including documentary stamp tax, intangible taxes (recurring and non-recurring)), including costs of procuring all abstracts of title, title searches and examinations, title insurance policies, and similar data and assurance with respect to title as Lender may deem reasonably necessary either to prosecute any suit or to evidence the true conditions of the title to or the value of the Mortgaged Property to bidders at any sale which may be held in connection with the exercise of Lender’s rights and remedies under the Loan Documents. All expenditures and expenses of the nature mentioned in this Section 5, and such other expenses and fees as may be incurred in the protection of the Mortgaged Property and rents and income therefrom and the maintenance of the lien of this Security Instrument, including the fees of any attorney employed by Lender in any litigation or proceedings affecting this Security Instrument, the Note, the other Loan Documents, or the Mortgaged Property, including bankruptcy proceedings, any Foreclosure Event, or in preparation of the commencement or defense of any proceedings or threatened suit or proceeding, or otherwise in dealing specifically therewith, shall be so much additional Indebtedness and shall be immediately due and payable by Borrower, with interest thereon at the Default Rate until paid.

(e)          Any action taken by Lender pursuant to the provisions of this Section 5 shall comply with the laws of the Property Jurisdiction. Such applicable laws shall take precedence over the provisions of this Section 5, but shall not invalidate or render unenforceable any other provision of any Loan Document that can be construed in a manner consistent with any applicable law. If any provision of this Security Instrument shall grant to Lender (including Lender acting as a mortgagee-in-possession), or a receiver appointed pursuant to the provisions of this Security Instrument any powers, rights or remedies prior to, upon, during the continuance of or following an Event of Default that are more limited than the powers, rights, or remedies that would otherwise be vested in such party under any applicable law in the absence of said provision, such party shall be vested with the powers, rights, and remedies granted in such applicable law to the full extent permitted by law.

Fannie Mae Consolidated, Amended and Restated Multifamily Security Instrument	Form 6025.FL.AR	Page 12
Florida	01-16	© 2016 Fannie Mae

6.           Waiver of Statute of Limitations and Marshaling.

Borrower hereby waives the right to assert any statute of limitations as a bar to the enforcement of the lien of this Security Instrument or to any action brought to enforce any Loan Document. Notwithstanding the existence of any other security interests in the Mortgaged Property held by Lender or by any other party, Lender shall have the right to determine the order in which any or all of the Mortgaged Property shall be subjected to the remedies provided in this Security Instrument and/or any other Loan Document or by applicable law. Lender shall have the right to determine the order in which any or all portions of the Indebtedness are satisfied from the proceeds realized upon the exercise of such remedies. Borrower, for itself and all who may claim by, through or under it, and any party who now or in the future acquires a security interest in the Mortgaged Property and who has actual or constructive notice of this Security Instrument, waives any and all right to require the marshaling of assets or to require that any of the Mortgaged Property be sold in the inverse order of alienation or that any of the Mortgaged Property be sold in parcels (at the same time or different times) in connection with the exercise of any of the remedies provided in this Security Instrument or any other Loan Document, or afforded by applicable law.

7.           Waiver of Redemption; Rights of Tenants.

(a)          Borrower hereby covenants and agrees that it will not at any time apply for, insist upon, plead, avail itself, or in any manner claim or take any advantage of, any appraisement, stay, exemption or extension law or any so-called “Moratorium Law” now or at any time hereafter enacted or in force in order to prevent or hinder the enforcement or foreclosure of this Security Instrument. Without limiting the foregoing:

(1)         Borrower, for itself and all Persons who may claim by, through or under Borrower, hereby expressly waives any so-called “Moratorium Law” and any and all rights of reinstatement and redemption, if any, under any order or decree of foreclosure of this Security Instrument, it being the intent hereof that any and all such “Moratorium Laws”, and all rights of reinstatement and redemption of Borrower and of all other Persons claiming by, through or under Borrower are and shall be deemed to be hereby waived to the fullest extent permitted by the laws of the Property Jurisdiction;

(2)         Borrower shall not invoke or utilize any such law or laws or otherwise hinder, delay or impede the execution of any right, power remedy herein or otherwise granted or delegated to Lender but will suffer and permit the execution of every such right, power and remedy as though no such law or laws had been made or enacted; and

(3)         if Borrower is a trust, Borrower represents that the provisions of this Section 7 (including the waiver of reinstatement and redemption rights) were made at the express direction of Borrower’s beneficiaries and the persons having the power of direction over Borrower, and are made on behalf of the trust estate of Borrower and all beneficiaries of Borrower, as well as all other persons mentioned above.

(b)          Lender shall have the right to foreclose subject to the rights of any tenant or tenants of the Mortgaged Property having an interest in the Mortgaged Property prior to that of Lender. The failure to join any such tenant or tenants of the Mortgaged Property as party defendant or defendants in any such civil action or the failure of any decree of foreclosure and sale to foreclose their rights shall not be asserted by Borrower as a defense in any civil action instituted to collect the Indebtedness, or any part thereof or any deficiency remaining unpaid after foreclosure and sale of the Mortgaged Property, any statute or rule of law at any time existing to the contrary notwithstanding.

Fannie Mae Consolidated, Amended and Restated Multifamily Security Instrument	Form 6025.FL.AR	Page 13
Florida	01-16	© 2016 Fannie Mae

8.           Notice.

(a)          All notices under this Security Instrument shall be:

(1)          in writing, and shall be (A) delivered, in person, (B) mailed, postage prepaid, either by registered or certified delivery, return receipt requested, or (C) sent by overnight express courier;

(2)          addressed to the intended recipient at its respective address set forth at the end of this Security Instrument; and

(3)          deemed given on the earlier to occur of:

(A)         the date when the notice is received by the addressee; or

(B)         if the recipient refuses or rejects delivery, the date on which the notice is so refused or rejected, as conclusively established by the records of the United States Postal Service or such express courier service.

(b)          Any party to this Security Instrument may change the address to which notices intended for it are to be directed by means of notice given to the other party in accordance with this Section 8.

(c)          Any required notice under this Security Instrument which does not specify how notices are to be given shall be given in accordance with this Section 8.

9.           Mortgagee-in-Possession.

Borrower acknowledges and agrees that the exercise by Lender of any of the rights conferred in this Security Instrument shall not be construed to make Lender a mortgagee-in-possession of the Mortgaged Property so long as Lender has not itself entered into actual possession of the Land and Improvements.

10.         Release.

Upon payment in full of the Indebtedness, Lender shall cause the release of this Security Instrument and Borrower shall pay Lender’s costs incurred in connection with such release.

11.         Florida State Specific Provisions.

(a)          It is the intention of the parties hereto to comply with the usury laws of applicable governmental authority; accordingly, it is agreed that, notwithstanding any provision to the contrary in the Note, this Security Instrument, or any of the other Loan Documents, no such provision shall require the payment or permit the collection of interest in excess of the maximum permitted by law. In determining the maximum rate allowed, Lender may take advantage of any state or federal law, rule, or regulation in effect from time to time which may govern the maximum rate of interest which may be charged. If any excess of interest in such respect is provided for, or shall be adjudicated to be so provided for, in the Note, this Security Instrument, or in any of the other Loan Documents, then in such event: (1) the provisions of this Section 11 shall govern and control; (2) neither Borrower nor its heirs, personal representatives, successors, or assigns or any other party liable for the payment thereof, shall be obligated to pay the amount of such interest to the extent that it is in excess of the maximum amount permitted by law; (3) any such excess which may have been collected shall be either applied as a credit against the then unpaid principal amount of the Note or refunded to Borrower; and (4) the Interest Rate shall be automatically reduced to the maximum lawful contract rate allowed under the applicable usury laws.

Fannie Mae Consolidated, Amended and Restated Multifamily Security Instrument	Form 6025.FL.AR	Page 14
Florida	01-16	© 2016 Fannie Mae

(b)          Lender may from time to time, in Lender’s discretion, make optional future or additional advances (collectively, “Future Advances”) to Borrower, except that at no time shall the unpaid principal balance of all indebtedness secured by the lien of this Security Instrument, including Future Advances, be greater than an amount equal to two hundred percent (200%) of the original principal amount of the Note plus accrued interest and amounts disbursed by Lender under this Security Instrument or the Loan Agreement or any other provision of this Security Instrument that treats a disbursement by Lender as being made under this Security Instrument or the Loan Agreement. All Future Advances shall be made, if at all, within twenty (20) years after the date of this Security Instrument, or within such lesser period that may in the future be provided by law as a prerequisite for the sufficiency of actual or record notice of Future Advances as against the rights of creditors or subsequent purchasers for value. Borrower shall, immediately upon request by Lender, execute and deliver to Lender a promissory note evidencing each Future Advance together with a notice of such Future Advance in recordable form. All promissory notes evidencing Future Advances shall be secured, pari passu, by the lien of this Security Instrument, and each reference in this Security Instrument or the Loan Agreement to the Note shall be deemed to be a reference to all promissory notes evidencing Future Advances.

12.         Governing Law; Consent to Jurisdiction and Venue.

This Security Instrument shall be governed by the laws of the Property Jurisdiction without giving effect to any choice of law provisions thereof that would result in the application of the laws of another jurisdiction. Borrower agrees that any controversy arising under or in relation to this Security Instrument shall be litigated exclusively in the Property Jurisdiction. The state and federal courts and authorities with jurisdiction in the Property Jurisdiction shall have exclusive jurisdiction over all controversies that arise under or in relation to any security for the Indebtedness. Borrower irrevocably consents to service, jurisdiction, and venue of such courts for any such litigation and waives any other venue to which it might be entitled by virtue of domicile, habitual residence or otherwise.

13.         Miscellaneous Provisions.

(a)          This Security Instrument shall bind, and the rights granted by this Security Instrument shall benefit, the successors and assigns of Lender. This Security Instrument shall bind, and the obligations granted by this Security Instrument shall inure to, any permitted successors and assigns of Borrower under the Loan Agreement. If more than one (1) person or entity signs this Security Instrument as Borrower, the obligations of such persons and entities shall be joint and several. The relationship between Lender and Borrower shall be solely that of creditor and debtor, respectively, and nothing contained in this Security Instrument shall create any other relationship between Lender and Borrower. No creditor of any party to this Security Instrument and no other person shall be a third party beneficiary of this Security Instrument or any other Loan Document.

Fannie Mae Consolidated, Amended and Restated Multifamily Security Instrument	Form 6025.FL.AR	Page 15
Florida	01-16	© 2016 Fannie Mae

(b)          The invalidity or unenforceability of any provision of this Security Instrument or any other Loan Document shall not affect the validity or enforceability of any other provision of this Security Instrument or of any other Loan Document, all of which shall remain in full force and effect. This Security Instrument contains the complete and entire agreement among the parties as to the matters covered, rights granted and the obligations assumed in this Security Instrument. This Security Instrument may not be amended or modified except by written agreement signed by the parties hereto.

(c)          The following rules of construction shall apply to this Security Instrument:

(1)         The captions and headings of the sections of this Security Instrument are for convenience only and shall be disregarded in construing this Security Instrument.

(2)         Any reference in this Security Instrument to an “Exhibit” or “Schedule” or a “Section” or an “Article” shall, unless otherwise explicitly provided, be construed as referring, respectively, to an exhibit or schedule attached to this Security Instrument or to a Section or Article of this Security Instrument.

(3)         Any reference in this Security Instrument to a statute or regulation shall be construed as referring to that statute or regulation as amended from time to time.

(4)         Use of the singular in this Security Instrument includes the plural and use of the plural includes the singular.

(5)         As used in this Security Instrument, the term “including” means “including, but not limited to” or “including, without limitation,” and is for example only, and not a limitation.

(6)         Whenever Borrower’s knowledge is implicated in this Security Instrument or the phrase “to Borrower’s knowledge” or a similar phrase is used in this Security Instrument, Borrower’s knowledge or such phrase(s) shall be interpreted to mean to the best of Borrower’s knowledge after reasonable and diligent inquiry and investigation.

(7)         Unless otherwise provided in this Security Instrument, if Lender’s approval, designation, determination, selection, estimate, action or decision is required, permitted or contemplated hereunder, such approval, designation, determination, selection, estimate, action or decision shall be made in Lender’s sole and absolute discretion.

(8)         All references in this Security Instrument to a separate instrument or agreement shall include such instrument or agreement as the same may be amended or supplemented from time to time pursuant to the applicable provisions thereof.

(9)         “Lender may” shall mean at Lender’s discretion, but shall not be an obligation.

14.         Time is of the Essence.

Borrower agrees that, with respect to each and every obligation and covenant contained in this Security Instrument and the other Loan Documents, time is of the essence.

Fannie Mae Consolidated, Amended and Restated Multifamily Security Instrument	Form 6025.FL.AR	Page 16
Florida	01-16	© 2016 Fannie Mae

15.         WAIVER OF TRIAL BY JURY.

TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH OF BORROWER AND LENDER (BY ITS ACCEPTANCE HEREOF) (A) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS SECURITY INSTRUMENT OR THE RELATIONSHIP BETWEEN THE PARTIES AS BORROWER AND LENDER THAT IS TRIABLE OF RIGHT BY A JURY AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH OF BORROWER AND LENDER, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.

16.         Acknowledgment of Receipt.

Borrower acknowledges receipt of a copy of this Security Instrument, the Note and the other Loan Documents.

17.         No Novation.

This Security Instrument, the Note, the Loan Agreement, and the Loan Documents contain all of the terms, covenants and conditions of the Mortgage Loan. This Security Instrument, does not extinguish the original indebtedness or discharge or release the Original Mortgage or any other security and is not intended to be a substitution or novation of the original indebtedness.

ATTACHED EXHIBITS. The following Exhibits are attached to this Security Instrument and incorporated fully herein by reference:

☒	Exhibit A	Description of the Land (required)

☒	Exhibit B	Modifications to Security Instrument (Condominium Subordination)

[Remainder of Page Intentionally Blank]

Fannie Mae Consolidated, Amended and Restated Multifamily Security Instrument	Form 6025.FL.AR	Page 17
Florida	01-16	© 2016 Fannie Mae

☐	[PROVISION 1 – CHECK BOX IF INTEREST RATE IS FIXED] THIS IS A BALLOON MORTGAGE AND THE FINAL PRINCIPAL PAYMENT OR THE PRINCIPAL BALANCE DUE UPON MATURITY IS $____________, TOGETHER WITH ACCRUED INTEREST, IF ANY, AND ALL ADVANCEMENTS MADE BY THE MORTGAGEE (LENDER) UNDER THE TERMS OF THIS SECURITY INSTRUMENT.

☒	[PROVISION 2 – CHECK BOX IF INTEREST RATE IS VARIABLE] THIS IS A BALLOON MORTGAGE SECURING A VARIABLE ADJUSTABLE RATE OBLIGATION, ASSUMING THAT THE INITIAL RATE OF INTEREST WERE TO APPLY FOR THE ENTIRE TERM OF THE SECURITY INSTRUMENT, THE FINAL PRINCIPAL PAYMENT OR THE PRINCIPAL BALANCE DUE UPON MATURITY WOULD BE APPROXIMATELY $50,517,700.00, TOGETHER WITH ACCRUED INTEREST, IF ANY, AND ALL ADVANCEMENTS MADE BY THE MORTGAGEE (LENDER) UNDER THE TERMS OF THIS SECURITY INSTRUMENT. THE ACTUAL BALANCE DUE UPON MATURITY MAY VARY DEPENDING ON CHANGES IN THE RATE OF INTEREST.

IN WITNESS WHEREOF, Borrower has signed and delivered this Security Instrument under seal (where applicable) or has caused this Security Instrument to be signed and delivered by its duly authorized representative under seal (where applicable). Where applicable law so provides, Borrower intends that this Security Instrument shall be deemed to be signed and delivered as a sealed instrument.

[Remainder of Page Intentionally Blank]

Fannie Mae Consolidated, Amended and Restated Multifamily Security Instrument	Form 6025.FL.AR	Page 18
Florida	01-16	© 2016 Fannie Mae

WITNESS:	BORROWER:

/s/ Molly Brown	BR CARROLL LANSBROOK, LLC, a Delaware
Print Name: Molly Brown	limited liability company

/s/ Michael L. Konig	By:	/s/ Jordan Ruddy
Print Name: Michael L. Konig		Jordan Ruddy
Authorized Signatory

STATE OF NEW YORK

CITY/COUNTY OF NEW YORK, ss:

I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the state aforesaid and in the county aforesaid to take acknowledgments, personally appeared Jordan Ruddy, to me known to be the person described in and who executed the foregoing instrument as the Authorized Signatory of BR Carroll Lansbrook, LLC, a Delaware limited liability company, and acknowledged to me that he/she as such officer of the [general partner/managing member], being authorized to do so, executed the foregoing instrument for the purposes therein contained in the name of such limited liability company by himself/herself as Authorized Signatory of the [general partner/managing member].

Witness my hand and official seal in the county and state aforesaid, this 1st day of July, 2016.

/s/ Dale Pozzi
Notary Public

My Commission Expires: January 28, 2017

Fannie Mae Consolidated, Amended and Restated Multifamily Security Instrument	Form 6025.FL.AR	Page 19
Florida	01-16	© 2016 Fannie Mae

The name, chief executive office and organizational identification number of Borrower (as Debtor under any applicable Uniform Commercial Code) are:

▪	Debtor Name/Record Owner: BR Carroll Lansbrook, LLC
▪	Debtor Chief Executive Office Address: c/o Bluerock Real Estate, L.L.C. 712 Fifth Avenue, 9th Floor New York, New York 10019
▪	Debtor Organizational ID Number: 5481346

The name and chief executive office of Lender (as Secured Party) are:

▪	Secured Party Name: Walker & Dunlop, LLC
▪	Secured Party Chief Executive Office Address:

7501 Wisconsin Avenue, Suite 1200E
Bethesda, Maryland 20814

Fannie Mae Consolidated, Amended and Restated Multifamily Security Instrument	Form 6025.FL.AR	Page 20
Florida	01-16	© 2016 Fannie Mae

Consent to the Consolidated, Amended and Restated Multifamily Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing is hereby evidenced by Walker & Dunlop, LLC, a Delaware limited liability company, the holder of the Note.

WITNESS:	WALKER & DUNLOP, LLC, a Delaware limited liability company
/s/ Rob Littleton
Print Name: Rob Littleton
	By:	/s/ Holly Shonosky
Holly Shonosky
/s/ Carter Bryant		Senior Closing Officer
Print Name: Carter Bryant

STATE OF GEORGIA

CITY/COUNTY OF FAYETTE, ss:

I HEREBY CERTIFY that on this day, before me, an officer duly authorized in the state aforesaid and in the county aforesaid to take acknowledgments, personally appeared Holly Shonosky, to me known to be the person described in and who executed the foregoing instrument as the Senior Closing Officer of Walker & Dunlop, LLC, a Delaware limited liability company, and acknowledged to me that she as such officer, being authorized to do so, executed the foregoing instrument for the purposes therein contained in the name of such limited liability company by herself as Senior Closing Officer.

Witness my hand and official seal in the county and state aforesaid, this 24th day of June, 2016.

/s/ S. Michelle Potts
Notary Public

My Commission Expires: June 8, 2019

Fannie Mae Consolidated, Amended and Restated Multifamily Security Instrument	Form 6025.FL.AR	Page 21
Florida	01-16	© 2016 Fannie Mae

EXHIBIT A

DESCRIPTION OF THE LAND

PARCEL 1:

UNITS as shown on Exhibit "A" LEGAL DESCRIPTION being in the following:

LANSBROOK VILLAGE CONDOMINIUM, a Condominium according to the Declaration of Condominium thereof, as recorded in O.R. Book 14696, Pages 673 through 874, inclusive and according to the Plat thereof recorded in Condominium Book 139, Pages 42 through 62, inclusive and all amendments thereof, of the Public Records of Pinellas County, Florida, together with an undivided interest in the common elements for each unit described in Exhibit "A" LEGAL DESCRIPTION.

PARCEL 2:

Easements in and to the common elements and limited common elements, as more particularly defined and described in the Declaration of Covenants, Conditions, Restrictions and Easements for The Villages at Lansbrook (The “Villages at Lansbrook Declaration, recorded December 17, 1999, in O.R. Book 10758, Page 763, as further supplemented by the document recorded in O.R. Book 10758, Page 855, as further supplemented by the document recorded in O.R. Book 11378, Page 120 and as Amended and Restated by Amended and Restated Declaration of Covenants, Conditions, Restrictions and Easements for Village of Lansbrook, recorded in O.R. Book 12489, Page 2341, Second Amended and Restated Declaration of Covenants, Conditions, Restrictions and Easements for Villages of Lansbrook recorded October 4, 2004, in O.R. Book 13864, Page 2510, all of the Public Records of Pinellas County, Florida, LESS and EXCEPT those easement areas created under the aforementioned documentation that are located within Parcel 1 described above.

PARCEL 3:

Drainage and retention easements over the drainage area more particularly described and defined in the Declaration of Drainage Easements and Maintenance Agreement (the “Drainage Declaration”) recorded October 15, 1993, in O.R. Book 8437, Page 1145, as modified by O.R. Book 9109, Page 1086 and as supplemented by document recorded in O.R. Book 11378, Page 111, all of the Public Records of Pinellas County, Florida.

Fannie Mae Consolidated, Amended and Restated Multifamily Security Instrument	Form 6025.FL.AR	Page A-1
Florida	01-16	© 2016 Fannie Mae

EXHIBIT “A” LEGAL DESCRIPTION

1)	C01-101	36)	C05-106	71)	C09-203	106)	C14-201
2)	C01-102	37)	C05-202	72)	C09-204	107)	C14-202
3)	C01-103	38)	C05-203	73)	C10-101	108)	C14-204
4)	C01-104	39)	C05-204	74)	C10-102	109)	C15-101
5)	C01-106	40)	C05-205	75)	C10-103	110)	C15-102
6)	C01-201	41)	C05-206	76)	C10-104	111)	C15-103
7)	C01-202	42)	C06-101	77)	C10-105	112)	C15-104
8)	C01-204	43)	C06-102	78)	C10-106	113)	C15-201
9)	C01-205	44)	C06-103	79)	C10-201	114)	C15-202
10)	C01-206	45)	C06-104	80)	C10-202	115)	C15-203
11)	C02-101	46)	C06-201	81)	C10-203	116)	C15-204
12)	C02-103	47)	C06-202	82)	C10-205	117)	C16-101
13)	C02-104	48)	C06-203	83)	C10-206	118)	C16-102
14)	C02-201	49)	C06-204	84)	C11-101	119)	C16-104
15)	C02-202	50)	C07-104	85)	C11-102	120)	C16-201
16)	C02-203	51)	C07-105	86)	C11-103	121)	C16-202
17)	C03-101	52)	C07-106	87)	C11-104	122)	C16-203
18)	C03-102	53)	C07-201	88)	C11-201	123)	C16-204
19)	C03-104	54)	C07-202	89)	C11-202	124)	C17-102
20)	C03-105	55)	C07-203	90)	C11-203	125)	C17-103
21)	C03-106	56)	C07-204	91)	C11-204	126)	C17-104
22)	C03-201	57)	C07-206	92)	C12-101	127)	C17-201
23)	C03-202	58)	C08-101	93)	C12-102	128)	C17-202
24)	C03-203	59)	C08-103	94)	C12-104	129)	C17-203
25)	C03-204	60)	C08-104	95)	C12-201	130)	C17-204
26)	C03-205	61)	C08-201	96)	C12-202	131)	C18-101
27)	C04-101	62)	C08-202	97)	C12-203	132)	C18-102
28)	C04-102	63)	C08-203	98)	C13-101	133)	C18-103
29)	C04-103	64)	C08-204	99)	C13-102	134)	C18-104
30)	C04-104	65)	C09-101	100)	C13-104	135)	C18-201
31)	C04-201	66)	C09-102	101)	C13-201	136)	C18-202
32)	C04-203	67)	C09-103	102)	C13-203	137)	C18-203
33)	C04-204	68)	C09-104	103)	C13-204	138)	C18-204
34)	C05-104	69)	C09-201	104)	C14-102	139)	C19-102
35)	C05-105	70)	C09-202	105)	C14-104	140)	C19-103

Fannie Mae Consolidated Amended and Restated Multifamily Security Instrument	Form XXXX	Page A-2
Florida	XX-10	© 2010 Fannie Mae

141)	C19-104	176)	C23-205	211)	H02-104	246)	H06-307
142)	C19-201	177)	C23-206	212)	H02-105	247)	H06-308
143)	C19-203	178)	C24-101	213)	H02-106	248)	H07-102
144)	C19-204	179)	C24-102	214)	H02-108	249)	H07-103
145)	C20-101	180)	C24-103	215)	H03-101	250)	H07-104
146)	C20-102	181)	C24-201	216)	H03-103	251)	H08-101
147)	C20-103	182)	C24-203	217)	H03-104	252)	H08-103
148)	C20-104	183)	C24-204	218)	H03-105	253)	H09-102
149)	C20-201	184)	C25-101	219)	H03-106	254)	H09-103
150)	C20-203	185)	C25-102	220)	H03-107	255)	H09-104
151)	C20-204	186)	C25-103	221)	H04-101	256)	H09-105
152)	C21-101	187)	C25-104	222)	H04-105	257)	H09-106
153)	C21-102	188)	C25-105	223)	H04-106	258)	H09-107
154)	C21-103	189)	C25-201	224)	H05-101	259)	H09-108
155)	C21-104	190)	C25-202	225)	H05-103	260)	H10-101
156)	C21-201	191)	C25-203	226)	H05-104	261)	H10-102
157)	C21-202	192)	C25-204	227)	H06-101	262)	H10-103
158)	C21-203	193)	C25-205	228)	H06-102	263)	H10-105
159)	C22-103	194)	C25-206	229)	H06-104	264)	H10-106
160)	C22-104	195)	C26-101	230)	H06-106	265)	H10-107
161)	C22-105	196)	C26-102	231)	H06-107	266)	H10-108
162)	C22-106	197)	C26-104	232)	H06-108	267)	H10-201
163)	C22-204	198)	C26-201	233)	H06-201	268)	H10-203
164)	C22-205	199)	C26-202	234)	H06-202	269)	H10-204
165)	C22-206	200)	C26-203	235)	H06-203	270)	H10-205
166)	C23-101	201)	C26-204	236)	H06-204	271)	H10-206
167)	C23-102	202)	H01-102	237)	H06-206	272)	H10-207
168)	C23-103	203)	H01-103	238)	H06-207	273)	H10-301
169)	C23-104	204)	H01-104	239)	H06-208	274)	H10-302
170)	C23-105	205)	H01-105	240)	H06-301	275)	H10-303
171)	C23-106	206)	H01-106	241)	H06-302	276)	H10-304
172)	C23-201	207)	H01-107	242)	H06-303	277)	H10-305
173)	C23-202	208)	H01-108	243)	H06-304	278)	H10-306
174)	C23-203	209)	H02-101	244)	H06-305	279)	H10-307
175)	C23-204	210)	H02-103	245)	H06-306	280)	H10-308

Fannie Mae Consolidated Amended and Restated Multifamily Security Instrument	Form XXXX	Page A-3
Florida	XX-10	© 2010 Fannie Mae

281)	H11-102	316)	H14-105	351)	H18-101	386)	H23-103
282)	H11-103	317)	H14-106	352)	H18-102	387)	H23-104
283)	H11-105	318)	H15-101	353)	H18-103	388)	H23-105
284)	H11-106	319)	H15-102	354)	H18-104	389)	H23-106
285)	H11-107	320)	H15-104	355)	H18-105	390)	H23-107
286)	H11-108	321)	H15-106	356)	H18-106	391)	H24-101
287)	H11-109	322)	H15-108	357)	H18-108	392)	H24-102
288)	H11-110	323)	H15-110	358)	H19-102	393)	H24-103
289)	H12-101	324)	H16-103	359)	H19-103	394)	H24-104
290)	H12-102	325)	H16-104	360)	H19-104	395)	H24-105
291)	H12-103	326)	H16-105	361)	H19-105	396)	H24-108
292)	H12-104	327)	H16-106	362)	H19-106	397)	H24-109
293)	H12-105	328)	H16-107	363)	H20-101	398)	W01-101
294)	H12-106	329)	H16-108	364)	H20-102	399)	W01-102
295)	H12-107	330)	H16-201	365)	H20-103	400)	W01-103
296)	H12-108	331)	H16-202	366)	H20-104	401)	W01-201
297)	H12-201	332)	H16-203	367)	H20-105	402)	W01-203
298)	H12-202	333)	H16-204	368)	H21-103	403)	W01-204
299)	H12-203	334)	H16-205	369)	H21-105	404)	W02-102
300)	H12-205	335)	H16-206	370)	H21-107	405)	W02-104
301)	H12-206	336)	H16-207	371)	H21-108	406)	W02-201
302)	H12-207	337)	H16-208	372)	H21-109	407)	W02-203
303)	H12-208	338)	H16-301	373)	H21-110	408)	W02-204
304)	H12-301	339)	H16-302	374)	H22-101	409)	W03-101
305)	H12-302	340)	H16-304	375)	H22-102	410)	W03-102
306)	H12-304	341)	H16-305	376)	H22-103	411)	W03-104
307)	H12-305	342)	H16-306	377)	H22-104	412)	W03-201
308)	H12-306	343)	H16-307	378)	H22-105	413)	W03-202
309)	H12-307	344)	H16-308	379)	H22-106	414)	W03-203
310)	H13-103	345)	H17-102	380)	H22-107	415)	W03-204
311)	H13-104	346)	H17-103	381)	H22-108	416)	W04-102
312)	H13-105	347)	H17-104	382)	H22-109	417)	W04-103
313)	H14-101	348)	H17-105	383)	H22-110	418)	W04-104
314)	H14-102	349)	H17-106	384)	H23-101	419)	W04-201
315)	H14-104	350)	H17-107	385)	H23-102	420)	W04-203

Fannie Mae Consolidated Amended and Restated Multifamily Security Instrument	Form XXXX	Page A-4
Florida	XX-10	© 2010 Fannie Mae

421)	W04-204	456)	W10-106	491)	W18-201	526)	W23-202
422)	W05-101	457)	W11-101	492)	W18-202	527)	W23-203
423)	W05-103	458)	W11-102	493)	W18-203	528)	W23-204
424)	W05-104	459)	W11-104	494)	W18-204	529)	W24-101
425)	W05-201	460)	W11-106	495)	W19-101	530)	W24-102
426)	W05-204	461)	W12-101	496)	W19-102	531)	W24-103
427)	W06-101	462)	W12-102	497)	W19-104	532)	W24-104
428)	W06-102	463)	W12-103	498)	W19-201	533)	W24-202
429)	W06-103	464)	W12-104	499)	W19-202	534)	W24-203
430)	W06-104	465)	W12-105	500)	W19-203	535)	W24-204
431)	W06-201	466)	W12-106	501)	W19-204	536)	W25-101
432)	W06-203	467)	W13-102	502)	W20-101	537)	W25-102
433)	W06-204	468)	W13-104	503)	W20-102	538)	W25-103
434)	W07-101	469)	W13-105	504)	W20-103	539)	W25-104
435)	W07-102	470)	W13-106	505)	W20-104	540)	W25-201
436)	W07-103	471)	W14-102	506)	W20-203	541)	W25-203
437)	W07-104	472)	W14-103	507)	W21-101	542)	W25-204
438)	W07-201	473)	W14-104	508)	W21-102	543)	W26-101
439)	W07-202	474)	W15-101	509)	W21-103	544)	W26-102
440)	W07-203	475)	W15-102	510)	W21-104	545)	W26-103
441)	W07-204	476)	W15-103	511)	W21-201	546)	W26-104
442)	W08-101	477)	W15-104	512)	W21-202	547)	W26-201
443)	W08-102	478)	W15-105	513)	W21-203	548)	W26-202
444)	W08-104	479)	W15-106	514)	W21-204	549)	W26-204
445)	W08-201	480)	W16-101	515)	W22-101	550)	W27-101
446)	W08-202	481)	W16-102	516)	W22-102	551)	W27-102
447)	W08-203	482)	W16-103	517)	W22-103	552)	W27-201
448)	W08-204	483)	W16-104	518)	W22-104	553)	W27-202
449)	W09-104	484)	W16-105	519)	W22-202	554)	W27-203
450)	W09-105	485)	W17-101	520)	W22-203	555)	W27-204
451)	W10-101	486)	W17-103	521)	W22-204	556)	W28-101
452)	W10-102	487)	W18-101	522)	W23-101	557)	W28-102
453)	W10-103	488)	W18-102	523)	W23-102	558)	W28-103
454)	W10-104	489)	W18-103	524)	W23-104	559)	W28-104
455)	W10-105	490)	W18-104	525)	W23-201	560)	W28-202

Fannie Mae Consolidated Amended and Restated Multifamily Security Instrument	Form XXXX	Page A-5
Florida	XX-10	© 2010 Fannie Mae

561)	W28-203	596)	W36-103
562)	W28-204	597)	W36-105
563)	W29-102	598)	W36-106
564)	W29-103	599)	W37-101
565)	W29-104	600)	W37-102
566)	W29-203	601)	W37-103
567)	W29-204	602)	W37-104
568)	W30-101	603)	W37-105
569)	W30-102	604)	W38-101
570)	W30-103	605)	W38-104
571)	W30-104	606)	W38-106
572)	W30-201	607)	W39-101
573)	W30-203	608)	W39-102
574)	W31-101	609)	W39-105
575)	W31-102	610)	W40-101
576)	W31-103	611)	W41-101
577)	W31-104	612)	W41-102
578)	W32-101	613)	W41-103
579)	W32-102	614)	W41-104
580)	W32-103
581)	W33-101
582)	W33-103
583)	W33-104
584)	W33-106
585)	W34-101
586)	W34-102
587)	W34-104
588)	W34-105
589)	W35-101
590)	W35-102
591)	W35-104
592)	W35-105
593)	W35-106
594)	W36-101
595)	W36-102

Fannie Mae Consolidated Amended and Restated Multifamily Security Instrument	Form XXXX	Page A-6
Florida	XX-10	© 2010 Fannie Mae

EXHIBIT B

MODIFICATIONS TO SECURITY INSTRUMENT

(Condominium Subordination)

The foregoing Security Instrument is hereby modified as follows:

1.          Capitalized terms used and not specifically defined herein have the meanings given to such terms in the Security Instrument.

2.          Section 1 of the Security Instrument (Defined Terms) is hereby amended by adding the following new definitions in the appropriate alphabetical order:

“Condominium” means all but 160 of the condominium units in Lansbrook Village Condominium and therefore constitutes 79.3% of the condominium units and the corresponding interest in the common elements.

“Condominium Act” means the applicable Florida Condominium Act statute codified in Chapter 718 of the Florida Statutes, as amended from time to time.

“Condominium Documents” means, collectively, (a) that certain Declaration of Condominium for Lansbrook Village Condominium, as recorded in the official records of Pinellas County, Florida, on October 26, 2005, in Book 14696, Pages 673-874 inclusive, (b) those certain Bylaws (as amended, restated, modified or expanded), and (c) that certain Plat establishing and describing the Condominium.

3.          The definition of “Mortgaged Property” set forth in Section 1 of the Security Instrument (Defined Terms) is hereby deleted and restated in its entirety to read as follows:

“Mortgaged Property” means all of Borrower’s present and hereafter acquired right, title and interest in and to all of the following:

(a)          the Land;

(b)          the Improvements;

(c)          the Personalty;

(d)          current and future rights, including air rights, development rights, zoning rights and other similar rights or interests, easements, tenements, rights-of-way, strips and gores of land, streets, alleys, roads, sewer rights, waters, watercourses, and appurtenances related to or benefitting the Land or the Improvements, or both, and all rights-of-way, streets, alleys and roads which may have been or may in the future be vacated;

(e)          insurance policies relating to the Mortgaged Property (and any unearned premiums) and all proceeds paid or to be paid by any insurer of the Land, the Improvements, the Personalty, or any other part of the Mortgaged Property, whether or not Borrower obtained the insurance pursuant to Lender’s requirements;

Modifications to Security Instrument (Condominium Subordination)	Form 6304	Page 1
Fannie Mae	08-13	© 2013 Fannie Mae

(f)          awards, payments and other compensation made or to be made by any municipal, state or federal authority with respect to the Land, the Improvements, the Personalty, or any other part of the Mortgaged Property, including any awards or settlements resulting from (1) Condemnation Actions, (2) any damage to the Mortgaged Property caused by governmental action that does not result in a Condemnation Action, or (3) the total or partial taking of the Land, the Improvements, the Personalty, or any other part of the Mortgaged Property under the power of eminent domain or otherwise and including any conveyance in lieu thereof;

(g)          contracts, options and other agreements for the sale of the Land, the Improvements, the Personalty, or any other part of the Mortgaged Property entered into by Borrower now or in the future, including cash or securities deposited to secure performance by parties of their obligations;

(h)          Leases and Lease guaranties, letters of credit and any other supporting obligation for any of the Leases given in connection with any of the Leases, and all Rents;

(i)           earnings, royalties, accounts receivable, issues and profits from the Land, the Improvements or any other part of the Mortgaged Property, and all undisbursed proceeds of the Mortgage Loan and, if Borrower is a cooperative housing corporation, maintenance charges or assessments payable by shareholders or residents;

(j)           Imposition Deposits;

(k)          refunds or rebates of Impositions by any municipal, state or federal authority or insurance company (other than refunds applicable to periods before the real property tax year in which this Security Instrument is dated);

(l)           tenant security deposits;

(m)         names under or by which any of the above Mortgaged Property may be operated or known, and all trademarks, trade names, and goodwill relating to any of the Mortgaged Property;

(n)          Collateral Accounts and all Collateral Account Funds;

(o)          products, and all cash and non-cash proceeds from the conversion, voluntary or involuntary, of any of the above into cash or liquidated claims, and the right to collect such proceeds;

(p)          all of Borrower’s right, title and interest in the oil, gas, minerals, mineral interests, royalties, overriding royalties, production payments, net profit interests and other interests and estates in, under and on the Mortgaged Property and other oil, gas and mineral interests with which any of the foregoing interests or estates are pooled or unitized; and

(q)          all rights, easements, rights of way, reservations and powers of Borrower under the Condominium Act and the Condominium Documents, whether (1) as owner of the Condominium units, (2) as declarant under the Condominium Documents, or (3) as developer of the Condominium, including but not limited to all rights to approve any amendments to the Condominium Documents and all rights to expand the Condominium.

Modifications to Security Instrument (Condominium Subordination)	Form 6304	Page 2
Fannie Mae	08-13	© 2013 Fannie Mae

(r)          Any Additional Units acquired by Borrower in accordance with Section 16.02(f) of the Loan Agreement.

4.           The following provision is hereby added to the Security Instrument as Section 18 (Condominium Provisions):

18.         Condominium Provisions.

(a)          Subordination.

To the extent permissible under the Condominium Documents and the Condominium Act, the Condominium Documents are hereby subordinated to this Instrument and shall not be modified or amended by Borrower without the prior written consent of Lender until the Indebtedness has been paid in full.

(b)          Construction of Declarant.

Nothing contained herein or in the Loan Documents is intended to or shall be construed to constitute Lender as the “Declarant” under the Condominium Act and/or the Condominium Documents, as owner of any units in the Condominium, or as a partner or joint venturer of Borrower.

/s/ JR
Borrower Initials

Modifications to Security Instrument (Condominium Subordination)	Form 6304	Page 3
Fannie Mae	08-13	© 2013 Fannie Mae